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                                EXHIBIT NO. 10.4

                     ADDENDUM TO THE CONTRACT DATED JULY 1, 1995
                     BETWEEN FARVEL ARRENDAMIENTOS S.A. DE C.V.
                  AND GROUPMED INTERNATIONAL DE MEXICO, S.A. DE C.V.,
                              DATED DECEMBER 27, 1995


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                                     Addendum
                    to the Contract dated July 1st, 1995 between
                      Farvel Arrendamientos, S.A. de C.V. and
                  GroupMed International de Mexico, S.A. de C.V.

This document has been drawn up as an Addendum to the original Contract dated July 1st, 1995 between Farvel Arrendamientos, S.A. de C.V.. (FARVEL) and GroupMed International de Mexico, S.A. de C.V. (GROUPMED-MEXICO). Except for the substantive changes contained in this Addendum to the Contract, all other terms and conditions of the original contract shall retain their original force and effect.

1. GroupMed International, Inc. (GROUPMED-USA), as the mayority stockholder of GROUPMED-MEXICO hereby commits to establish an escrow account at a mutually agreed agency to that effect in which 2'000,000 (two million) shares of its capital stock will be deposited in escrow for FARVEL, as a deposit representing the complete payment of the debt derived from the original Contract between FARVEL and GROUPMED-MEXICO to which reference has been made. Said deposit shall be made no later than December 31st, 1995.

2. The market value of the above mentioned shares shall be, by April 1st, 1996, a minimum of US$ 2.75 (two dollars and seventy five cents US cy) each, such that the total value of the deposit shall be US$ 5'500,000 (five million five hundred thousand dollars US cy). The same minimum value shall prevail on the subsequent release dates of the shares to FARVEL. In case the market value of the shares does not attain the specified minimum value on the release dates, FARVEL may or may not, at its discretion, accept additional shares to arrive at the same total value.

3. If by April 1st 1996 GROUPMED-USA shares do not have a market value of US$ 2.75 each and FARVEL does not choose to accept an alternate form of payment for GROUPMED-MEXICO's debt, GROUPMED-USA shall release 100,000 (one hundred thousand) shares from the escrow to FARVEL. The balance of the shares held in escrow, that is to say 1'900,000 (one million nine hundred thousand) shares, shall remain the sole property of GROUPMED-USA.






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4.   If all the above mentioned commitments are met by April 1st, 1996,
     GROUPMED-USA shall instruct the agency holding the escrow to make the following releases of shares:

     April 1st, 1996        363,636 shares shall be released to FARVEL
     June 1st, 1996         363,636 shares shall be released to FARVEL
     August 1st, 1996       363,636 shares shall be released to FARVEL
     November 1st, 1996     363,636 shares shall be released to FARVEL
     December 31st, 1996    545,456 shares shall be released to FARVEL (the
                            balance held for FARVEL in escrow) represent-ing a total of 2'000,000 shares released to FARVEL.

         /s/ Daniel N. Lomax                 /s/ Fernando Ariza
         ------------------------            ----------------------
         Daniel N. Lomax,                    Fernando Ariza,
         GroupMed International, Inc.        Farvel Arrendamientos, S.A.
         y/o su representante                de C.V. y/o su representante

         fecha: 12/27/95                     fecha: 12-29-95
               -----------------                   ----------------

         /s/ Fernando Torres Moreno
         ---------------------------
         Fernando Torres Moreno,
         GroupMed International de Mexico, S.A. de C.V.
         y/o su representante

         fecha: 12/27/95
               -----------------





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